Exhibit 10.1
EXECUTION VERSION

WAIVER AND AMENDMENT NO. 3 TO SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION CREDIT AGREEMENT

AMENDMENT No. 3, dated as of November 2, 2015 (this “Amendment”), to that certain Superpriority Secured Debtor-In-Possession Credit Agreement dated as of August 6, 2015 (as previously amended, the “Existing Credit Agreement” and, as so amended hereby, the “Credit Agreement”) among, inter alios, ALPHA NATURAL RESOURCES, INC., a Delaware corporation and a debtor and debtor-in-possession in the Cases (the “Borrower”), the SUBSIDIARY GUARANTORS party thereto from time to time, each a debtor and debtor-in-possession in the Cases, the LENDERS party thereto from time to time, the ISSUING BANKS party thereto from time to time, CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”), and the other agents party thereto.
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Existing Credit Agreement, and to provide certain waivers thereto, as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement (or the Existing Credit Agreement, if context so requires). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Each reference to the “Credit Agreement” or “thereunder”, “thereof” or “therein” in respect of the Existing Credit Agreement, and each other similar reference, contained in any other Loan Document shall, after this Amendment becomes effective, similarly refer to the Credit Agreement as amended hereby.
SECTION 2. Amendments to the Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:
“Permitted Term L/C Cap Increase” shall have the meaning assigned to such term in the definition of “Term L/C Cap”.
“PLR” shall mean the business conducted by Pennsylvania Land Resources, LLC, a Delaware limited liability company.

“Restructuring Support Agreement” shall have the meaning assigned to such term in Section 5.17(c).
(b)    The definition of “Agreed Business Plan” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:
“Agreed Business Plan” shall mean a five-year business plan reasonably acceptable to the Required Lenders, which will include, without limitation, (w) a determination of significant assets to be sold, assigned, abandoned and otherwise disposed of in connection with the Borrower’s restructuring, (x) a determination of the assumption, rejection and/or assignment of significant executory contracts and leases, (y) an assessment of the financial impact of mines that management determines will cease operating or will be disposed of, and (z) final assumptions with respect to collective bargaining agreements and retiree benefits.
(c)    Section 2.23(b) of the Existing Credit Agreement is hereby amended and restated as follows:
“In connection with the effectiveness of a Future ABL Facility (the date of such effectiveness, the “Revolving Facility Effective Date”), this Agreement and the other Loan Documents shall be amended (the “Future ABL Amendment”) with the consent of the Borrower, the Required Lenders and the Administrative Agent to permit the inclusion of the Future ABL Facility under this Agreement and the other Loan Documents, including to provide for customary voting rights (including in respect of provisions with respect to the borrowing base and borrowing base reporting, cash management systems and ABL related inspection rights and field exams, as to which the Term Loan Lenders shall not have consent rights with respect to amendments and waivers), rights with respect to Collateral (including the lien priorities contemplated hereunder), the creation of (and reserves relating to) “designated hedging obligations”, such changes to the asset sale and mandatory prepayments provisions of this Agreement to the extent relating to assets included in the borrowing base as would be customary for an asset based revolving credit facility, and any other amendments related to any of the foregoing that are not adverse in any material respect to the interests of the Term Loan Lenders.  For the avoidance of doubt, and notwithstanding anything to the contrary herein, the incurrence of a Future ABL Facility shall require the consent of the Required Lenders.”
(d)    Section 5.04(b) of the Existing Credit Agreement is hereby amended to add the following proviso at the immediate end thereof:
“; provided, that with respect to the fiscal quarter ended September 30, 2015, so long as the Borrower shall have delivered to the Administrative Agent for distribution to all Lenders, on or prior to the date that is 45 days after the end of such fiscal quarter, a consolidated balance sheet and related statements of operations and cash flows that would otherwise satisfy the requirements of this paragraph (b), except that such balance sheet and statements shall not have been prepared in accordance with GAAP (but shall have been prepared based on an accounting convention, properly disclosed), the Borrower shall have until March 31, 2016 to satisfy the requirements of this paragraph (b);”
(e)    Section 5.04(b) of the Existing Credit Agreement is hereby amended to delete and replace the words “normal year-end audit adjustments” with the words “impairment testing and normal quarterly and year-end audit adjustments”; and
(f)    Section 5.04(c) of the Existing Credit Agreement is hereby amended and restated as follows:
“within twenty (20) days after the end of each fiscal month, (i) the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and a related statement of operations and a summarized and condensed statement of cash flows of the Borrower and its Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, (A) prepared in accordance with GAAP (or otherwise satisfactory to the Administrative Agent, with disclosed differences from GAAP; it being understood and agreed that the summarized and condensed statement of cash flows will not be prepared in accordance with GAAP) and (B) presenting fairly and accurately the consolidated financial condition and results of operations and cash flows of the Borrower and the Subsidiaries as of the dates and for the periods to which they relate, subject, in the case of clauses (A) and (B), to the absence of footnotes and to impairment testing and normal quarterly and year-end audit adjustments (provided, that the foregoing obligations shall be deemed satisfied by the filing of a “Monthly Operating Report” with the Bankruptcy Court for the applicable month, on or prior to the date specified for compliance in this Section 5.04(c) (in the form of the “Monthly Operating Report” so filed for the period ended September 30, 2015), but only to the extent such information is specifically included in such “Monthly Operating Report”), and (ii) a capital expenditures report (the “Capital Expenditures Report”) prepared by the Borrower in reasonable detail setting forth the amount of Capital Expenditures of the Borrower and its Subsidiaries made or became legally obligated to make in such fiscal month (together with a comparison to the amounts budgeted for such periods);”
(g)    Section 5.04(d) of the Existing Credit Agreement is hereby amended to: (i) delete “(x)” at the beginning thereof; (ii) insert the words “in the form attached hereto as Exhibit E,” immediately following the words “a certificate of a Financial Officer of the Borrower”; (iii) delete the word “and” immediately following the words “Sections 6.10 and 6.14”; and (iv) delete clause (y) thereof in its entirety.
(h)    The form of “Compliance Certificate” attached hereto as Exhibit A is hereby added to the Existing Credit Agreement as a new Exhibit E thereto.
(i)    Section 5.13 of the Existing Credit Agreement is hereby amended and restated as follows:
“Weekly Meetings. (a) Hold weekly meetings (whether in person, telephonic or otherwise) among the management of and professional advisors to the Loan Parties, the Lenders, the Administrative Agent and the professional advisors to the pre-petition Administrative Agent and (b) supply the Lenders and the professional advisors to the pre-petition Administrative Agent with information reasonably requested as necessary to analyze and value the Loan Parties’ assets and liabilities.”
(j)    Section 5.17 of the Existing Credit Agreement is hereby amended as follows:
(i) Clause (a) thereof is hereby amended and restated as follows:
“Deliver to the Administrative Agent (for distribution to the private-side Lenders) a mine-by-mine analysis, detailing, among other things, historical and projected financials, transportation methodologies, coal types, mining method, facilities, annual capacity and asset retirement obligation liabilities, (i) with respect to an initial set of mines (starting, to the extent possible, with the largest mines) by no later than November 10, 2015, and (ii) with respect to all mines not covered in the foregoing delivery, by no later than November 20, 2015.”
(ii)     The text of clause (b) thereof is hereby deleted and replaced with the following:
“No later than November 30, 2015, identify and add additional assets, reasonably acceptable to the Required Lenders (it being understood and agreed that the assets identified to Davis Polk & Wardwell, LLP (counsel for the Administrative Agent) in writing on or about the date of the Amendment No. 3 to Superpriority Secured Debtor-in-Possession Credit Agreement shall be deemed reasonably acceptable to the Required Lenders), to the pending asset sale process and populate one or more datarooms with information and finalize marketing materials to support the marketing process related thereto.”

(iii)     Clause (c) thereof is hereby amended and restated as follows:
“No later than January 8, 2016: (i) populate one or more datarooms and finalize related marketing materials to support the marketing processes for certain assets reasonably acceptable to the Required Lenders; (ii) deliver to the Administrative Agent (for distribution to the Lenders) the Agreed Business Plan; and (iii) the Borrower and Guarantors enter into a restructuring support agreement with the Required Lenders and the Administrative Agent, in form and substance satisfactory to the Required Lenders and the Administrative Agent, based on the Agreed Business Plan (the “Restructuring Support Agreement”).”
(k)    Section 6.10 of the Existing Credit Agreement is hereby amended and restated:
(i)    to specify that the “Maximum Capital Expenditures” for the period ended December 4, 2015 shall be $70,200,000 and for the period ended January 8, 2016 shall be $102,900,000, in each case without further reference to any cushion; and
(ii) to add a new clause (c) at the end thereof that shall provide:
“Make or become legally obligated to make any Capital Expenditure in respect of PLR or its related businesses, except for Capital Expenditures of PLR in the ordinary course of business not exceeding (i) for the period starting from November 1, 2015 and ending on January 8, 2016, $15,000,000 (in the aggregate) and (ii) for all periods ending after January 8, 2016, in amounts to be set forth in the Agreed Business Plan.”
(l)    Section 6.14 of the Existing Credit Agreement is hereby amended and restated as follows:
“Permit, (i) Consolidated Liquidity, as of the close of business on any Business Day during the month of August 2015, September 2015 or October 2015 to be less than (x) in the case of August 2015, $1,280,700,000 (or, if such Business Day is prior to the second borrowing of Term Loans, $1,080,700,000), (y) in the case of September 2015, $1,238,100,000 (or, if such Business Day is prior to the second borrowing of Term Loans, $1,038,100,000) and (z) in the case of October 2015, $1,161,200,000; (ii) Consolidated Liquidity, as of the close of business on any Business Day after October 31, 2015 but on or before January 8, 2016, to be less than the amount specified in the table below; or (iii) Consolidated Liquidity, as of the close of business on any Business Day following the week ending

January 8, 2016 to be less than the amount agreed for such purposes in the Agreed Business Plan.

Week Ended	Minimum Liquidity
November 6, 2015	$1,301.2 million
November 13, 2015	$1,255.3 million
November 20, 2015	$1,248.5 million
November 27, 2015	$1,229.0 million
December 4, 2015	$1,229.4 million
December 11, 2015	$1,212.3 million
December 18, 2015	$1,208.3 million
December 25, 2015	$1,183.7 million
January 1, 2016	$1,181.1 million
January 8, 2016	$1,177.5 million

(m)    Section 8.01(m) of the Existing Credit Agreement is hereby amended and restated as follows:
“default shall be made in the due observance or performance by the Borrower or other Loan Parties of a covenant contained in Section 5.13, and such default shall continue unremedied for a period of five (5) Business Days;”
SECTION 3. Additional Amendments to the Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended to include the following new defined terms in appropriate alphabetical order:
“New Term L/C Conditions” means, with respect to any Term Facility Letter of Credit, (a) not less than five (5) Business Days prior to the date of issuance of such Term Facility Letter of Credit, the Borrower shall have provided the Administrative Agent, for distribution to the Lenders, a written statement setting forth: (i) the requested amount of such Term Facility Letter of Credit and (ii) a reasonably detailed summary of the stated purpose for such Term Facility Letter of Credit and (b) the Administrative Agent shall not have received written notice from Lenders representing the Required Lenders objecting to the issuance of such Term Facility Letter of Credit within five (5) Business Days following the posting of the written statement referred to in clause (a) to the Lender dataroom (it being understood that such five (5) Business Day period may be reduced by the Administrative Agent if the Administrative Agent shall have received written confirmation from Lenders representing the Required Lenders affirmatively consenting to the issuance of such Term Facility Letter of Credit); provided, however, that the foregoing clause (b) shall not apply to the first $5,000,000 of new Term Facility Letters of Credit issued on or after November 1, 2015 (which may be issued without any notice to or consent of any of the Lenders).”
“Supplemental DIP Order” means the order entered by the Bankruptcy Court approving the increase of the Term L/C Cap from $108,000,000 to $138,000,000 and certain other amendments and modifications to this Agreement.
(b)    The definition of “Orders” in Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the words “the Supplemental DIP Order and” immediately following the words “to the extent applicable,”.
(c)    The definition of “Term L/C Cap” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:
““Term L/C Cap” shall mean $138,000,000; provided, however, that such amount may be increased as agreed by the Borrower and Administrative Agent (any such increase, a “Permitted Term L/C Cap Increase”) (but in no event to exceed $201,000,000 in the aggregate), on a temporary basis (not to exceed, with respect to the replacement of any letter of credit, 10 Business Days), solely to facilitate the replacement of any letter of credit that was backstopped by the Term Facility Letter of Credit issued on the Effective Date pursuant to the Collateral Substitution Agreement with a Term Facility Letter of Credit.”
(d)    Section 2.04(b)(ii) of the Existing Credit Agreement is hereby amended and restated as follows:
“Deposits in Term Facility Letter of Credit Account. The Term Facility Letter of Credit Account will be funded by the Borrower from time to time (including with the proceeds of the first Borrowing of Term Loans) in an amount not to exceed 102% of the Term L/C Cap; provided, however, that the aggregate amount of all deposits held in the Term Facility Letter of Credit Account shall not exceed $140,760,000 (excluding deposits on account of any Permitted Term L/C Cap Increase that is then in effect).”
(e)    Section 2.04(b)(iii) of the Existing Credit Agreement is hereby amended (i) to delete the word “and” at the end of clause (A) thereof, (ii) to delete and replace the “.” at the end of clause (B) thereof with “; and”, and (iii) to insert a new clause (C) as follows:

“(C) amounts deposited in the Term Facility Letter of Credit Account, to the extent deposited solely in connection with a Permitted Term L/C Cap Increase, shall be returned to the Borrower by the Term L/C Issuing Bank (and the Borrower hereby instructs the Term L/C Issuing Bank to return such amounts) reasonably promptly following satisfaction of the following conditions: (i) the initial Term Facility Letter of Credit issued to the Receivables Agent shall have been reduced in a corresponding amount and the Term L/C Issuing Bank shall have received sufficient documentation to such effect and (ii) after giving effect to such withdrawal, the Term Facility Letter of Credit Deposit Amount would not be less than 102% of the Term L/C Exposure at such time.”
(f)    Clause (ii) of Section 2.05(b) of the Existing Credit Agreement is hereby amended and restated as follows:
“(ii) in the case of the Term Facility Letters of Credit, (A) the Term Facility Letter of Credit Deposit Amount shall not be less than 102% of the Term L/C Exposure, (B) the Term L/C Exposure shall not exceed the Term L/C Cap (in the case of each of the preceding clauses (A) and (B), after giving effect to any substantially simultaneous reduction in the Term L/C Exposure) and (C) except in connection with a Term Facility Letter of Credit issued pursuant to Permitted Term L/C Cap Increase, the New Term L/C Conditions shall have been satisfied,”
(g)    Section 4.02(b) of the Existing Credit Agreement is hereby amended: (i) to insert the words “, and to the extent applicable, the Supplemental DIP Order,” immediately prior to the words “shall be in full force and effect” in the second proviso thereof and (ii) to insert the words “, or to the extent applicable, the Supplemental DIP Order,” immediately prior to the words “is the subject of a pending appeal”.
(h)    Section 8.01(q) of the Existing Credit Agreement is hereby amended: (i) in clause (ii) thereof by deleting and replacing the words “or the Final Order” with the words “, the Final Order or the Supplemental DIP Order” and (ii) in clause (iv) thereof, to insert the words “the Final Order or the Supplemental DIP Order shall cease” immediately prior to the words “to be in full force and effect”.
SECTION 4. Limited Waiver. The Required Lenders hereby waive any Defaults or Events of Default that have occurred solely on account of the Borrower’s failure to timely comply with the requirements of Sections 5.04(c) and 5.04(d) with respect to the months ended August 31, 2015 and September 30, 2015 and Section 5.17(a). Except for the limited waiver expressly set forth in this Section 4, no other waiver shall be or be deemed provided hereunder.

SECTION 5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.
SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 7. Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
SECTION 8. Loan Document. This Amendment shall constitute a Loan Document.
SECTION 9. Fees. The Borrower shall, and hereby agrees to, pay all fees, costs and expenses due and payable incurred in connection with this Amendment, including (x) a consent fee to each Lender that executes and delivers to the Administrative Agent a counterpart hereof prior to 5:00 p.m., New York City time, on November 2, 2015, in an amount equal to 0.25% of the outstanding principal amount of each such Lender’s Term Loans and (y) all other fees, costs and expenses required to be paid by the Borrower in connection with this Amendment.  The fees, costs and expenses referred to in this Section 9 shall be earned upon the occurrence of the Amendment No. 3 Effective Date, and shall be due and payable on November 3, 2015.
SECTION 10. Representations and Warranties. The Borrower represents and warrants that after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Existing Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or any similar qualifier, in which case they are true and correct in all respects) as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.
SECTION 11. Effectiveness of this Amendment and Certain Amendments Set Forth in Section 2. This Amendment (other than the amendments set forth in Section 2(a), (b), (j), (k), (l) and (m) and Section 3 of this Amendment) shall become effective on the date when the Administrative Agent shall have received from each of the Borrower, the Guarantors, the Required Lenders and the Term L/C Issuing Bank a counterparty hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof (such date, the “Amendment No. 3 Effective Date”).

SECTION 12. Effectiveness of Other Amendments Set Forth in Section 2. Notwithstanding the occurrence of the Amendment No. 3 Effective Date, the amendments set forth in Section 2(a), (b), (j), (k), (l) and (m) of this Amendment shall only become effective on the date on which the following conditions shall have been satisfied:
(a)    the Amendment No. 3 Effective Date shall have occurred; and
(b)    notice has been provided to the Creditors’ Committee and the U.S. Trustee (each as defined in the Final Order) in accordance with Section 7(c)(ii) of the Final Order and seven (7) Business Days shall have passed since the delivery of such notice without receipt of an objection from the Creditors’ Committee or the U.S. Trustee to the amendments in Section 2(a), (b), (j), (k), (l) or (m) of this Amendment or, if any such objection shall have been made, the Bankruptcy Court shall have entered an order, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, approving the amendments contained in Section 2(a), (b), (j), (k), (l) or (m) of this Amendment, which order shall have become a final and non-appealable order.
SECTION 13. Effectiveness of the Amendments Set Forth in Section 3. Notwithstanding the occurrence of the Amendment No. 3 Effective Date, the amendments contained in Section 3 of this Amendment shall only become effective on the date on which the following conditions shall have been satisfied:
(a)    the Amendment No. 3 Effective Date shall have occurred;
(b)    the Bankruptcy Court shall have entered an order, in form and substance reasonably satisfactory to the Administrative Agent and Term L/C Issuing Bank, approving the amendments contained in Section 3 of this Amendment and providing that any Term Facility Letters of Credit issued pursuant to the increased Term L/C Cap shall have all of the same rights and protections as the Term Facility Letter of Credit issued on the Effective Date (such order, together with the order described in Section 12(b) of this Amendment, if any and which may be the same order, collectively, the “Supplemental DIP Order”), and the Supplemental DIP Order shall have become a final and non-appealable order;
(c)    the Administrative Agent shall have received the opinion of Jones Day, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;
(d)    the Borrower shall have delivered to the Administrative Agent an Officer’s Certificate certifying the correctness of the matters set forth in Section 9; and

(e)    the Borrower shall have paid all fees due and payable in respect of the amendments relating to the Term L/C Cap contemplated by Section 3 of this Amendment, and all out-of-pocket expenses incurred in connection therewith to the extent required to be paid hereunder or pursuant to the Credit Agreement.
SECTION 14. Certain Other Consequences of Effectiveness; Reaffirmation.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the other Loan Parties, any Guarantor, or any other party under the Existing Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    By signing this Amendment, each Loan Party hereby confirms and reaffirms that (i) the obligations of each of the Loan Party under the Loan Documents, as amended hereby, constitute “Obligations” (as defined in the Existing Credit Agreement) and are entitled to the benefit of the guarantees and the security interests set forth in the Security Documents or any other Loan Documents, (ii) the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (iii) all Liens granted, conveyed or assigned to the Collateral Agent by such Loan Party pursuant to each Loan Document to which it is party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as amended hereby.
[Remainder of this page left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ALPHA NATURAL RESOURCES,
INC., as the Borrower

BY:	/S/ Philip J. Cavatoni
NAME: Philip J. Cavatoni
TITLE: Executive Vice President & Chief Financial and
Strategy Officer

GUARANTORS:

ALPHA AMERICAN COAL COMPANY, LLC
THUNDER MINING COMPANY II, INC.
ALEX ENERGY, INC.
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA APPALACHIA HOLDINGS, INC.
ALPHA APPALACHIA SERVICES, INC.
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC
ALPHA COAL WEST, INC.
ALPHA EUROPEAN SALES, INC.
ALPHA INDIA, LLC
ALPHA LAND AND RESERVES, LLC
ALPHA MIDWEST HOLDING COMPANY
ALPHA NATURAL RESOURCES, LLC
ALPHA NATURAL RESOURCES INTERNATIONAL, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC
ALPHA PA COAL TERMINAL, LLC
ALPHA SHIPPING AND CHARTERING, LLC
ALPHA SUB EIGHT, LLC
ALPHA SUB ELEVEN, INC.
ALPHA SUB NINE, LLC
ALPHA SUB ONE, LLC
ALPHA SUB TEN, INC.
ALPHA SUB TWO, LLC
ALPHA TERMINAL COMPANY, LLC
ALPHA WYOMING LAND COMPANY, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, LLC
AMFIRE MINING COMPANY, LLC
APPALACHIA COAL SALES COMPANY, INC.
APPALACHIA HOLDING COMPANY
ARACOMA COAL COMPANY, INC.

[Signature Page to Amendment No. 3]

AXIOM EXCAVATING AND GRADING SERVICES, LLC
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARBARA HOLDINGS INC.
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BIG BEAR MINING COMPANY
BLACK CASTLE MINING COMPANY, INC.
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.
BOONE EAST DEVELOPMENT CO.
BROOKS RUN MINING COMPANY, LLC
COAL GAS RECOVERY II, LLC (
PENNSYLVANIA LAND RESOURCES, LLC
BROOKS RUN SOUTH MINING, LLC
BUCHANAN ENERGY COMPANY, LLC
CASTLE GATE HOLDING COMPANY
CLEAR FORK COAL COMPANY
CRYSTAL FUELS COMPANY
CUMBERLAND COAL RESOURCES, LP (By: Pennsylvania Services Corporation, as general partner)
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DELTA MINE HOLDING COMPANY
DFDSTE CORP.
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
DRIH CORPORATION
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
EMERALD COAL RESOURCES, LP (By: Pennsylvania Services Corporation, as general partner)
ENTERPRISE MINING COMPANY, LLC
ESPERANZA COAL CO., LLC
FOUNDATION MINING, LLC
FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC
FREEPORT RESOURCES COMPANY, LLC
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY
HARLAN RECLAMATION SERVICES LLC
HERNDON PROCESSING COMPANY, LLC
HIGHLAND MINING COMPANY

[Signature Page to Amendment No. 3]

HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JAY CREEK HOLDING, LLC
KANAWHA ENERGY COMPANY
KEPLER PROCESSING COMPANY, LLC
KINGSTON MINING, INC.
KINGWOOD MINING COMPANY, LLC
KNOX CREEK COAL CORPORATION
LAUREN LAND COMPANY
LAXARE, INC.
LITWAR PROCESSING COMPANY, LLC
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAPLE MEADOW MINING COMPANY
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MAXXIM REBUILD CO., LLC
MAXXIM SHARED SERVICES, LLC
MAXXUM CARBON RESOURCES, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC
MILL BRANCH COAL CORPORATION
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NEWEAGLE INDUSTRIES, INC.
NICEWONDER CONTRACTING, INC.
NORTH FORK COAL CORPORATION
OMAR MINING COMPANY
PARAMONT COAL COMPANY VIRGINIA, LLC
PAYNTER BRANCH MINING, INC.
PEERLESS EAGLE COAL CO.
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA LAND RESOURCES HOLDING COMPANY, LLC
PENNSYLVANIA SERVICES CORPORATION
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
PIONEER FUEL CORPORATION
PLATEAU MINING CORPORATION
POWER MOUNTAIN COAL COMPANY
PREMIUM ENERGY, LLC
RAWL SALES & PROCESSING CO.
REPUBLIC ENERGY, INC.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC

[Signature Page to Amendment No. 3]

RIVER PROCESSING CORPORATION
RIVERSIDE ENERGY COMPANY, LLC
RIVERTON COAL PRODUCTION INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
ROCKSPRING DEVELOPMENT, INC.
ROSTRAVER ENERGY COMPANY
RUM CREEK COAL SALES, INC.
RUSSELL FORK COAL COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHANNON-POCAHONTAS MINING COMPANY
SIDNEY COAL COMPANY, INC.
SPARTAN MINING COMPANY
STIRRAT COAL COMPANY
SYCAMORE FUELS, INC.
T. C. H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TRACE CREEK COAL COMPANY
TWIN STAR MINING, INC.
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY
WYOMAC COAL COMPANY, INC., each as a Guarantor

Executing this Agreement as an authorized officer of each of the foregoing persons on behalf of and so as to bind the persons named above under the caption “Guarantors”

By: /s/ Richard H. Verheij _______________
Name: Richard H. Verheij
Title: Secretary

[Signature Page to Amendment No. 3]

CITIBANK, N.A., as Administrative
Agent, Collateral Agent and Term L/C
Issuing Bank

By:	/s/ Allister Chan
Name: Allister Chan
Title: Vice President

[Signature Page to Amendment No. 3]

Exhibit A

Form of Compliance Certificate

FORM OF COMPLIANCE CERTIFICATE
This Compliance Certificate is delivered to you pursuant to 5.04(d) of that Superpriority Secured Debtor-in-Possession Credit Agreement dated as of August 6, 2014 (as amended, restated, modified and/or supplemented from time to time, the “DIP Credit Agreement”), among Alpha Natural Resources, Inc., a Debtor and Debtor-in-Possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), the Subsidiary Guarantors party thereto, various Lenders and Citibank, N.A., as Administrative Agent. Terms defined in the DIP Credit Agreement and not otherwise defined herein are used herein as therein defined.

1.	I am the duly elected [●] of the Borrower and a Responsible Officer of the Borrower;

2.
I have reviewed the terms of the DIP Credit Agreement and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Borrower and its subsidiaries, on a consolidated basis, during the applicable preceding [fiscal year][fiscal quarter][fiscal month];

3.
[The attached financial statements fairly present, in all material respects, in accordance with GAAP, the consolidated financial condition of the Borrower as at the dates indicated and its income and cash flows for the periods indicated[, subject to the absence of footnotes and changes resulting from impairment testing and normal quarterly and year-end audit adjustments][1].][2]

4.
[Except as described in the disclosure set forth below, the][The] examinations described in paragraph 2 did not disclose, and I have no knowledge of the existence of any condition or event which constitutes a Default or Event of Default that exists as of the date of this Compliance Certificate [and the disclosure set forth below specifies, in reasonable detail, the nature of any such condition or event and any action taken or proposed to be taken with respect thereto.]

5.	Attached as Schedule 1 hereto are calculations in reasonable detail demonstrating compliance with the covenants set forth in Sections 6.10 and 6.14 of the DIP Credit Agreement.

6.
[The description below sets forth the exceptions to paragraph 2 by listing, in reasonable detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

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1 Include only to the extent the relevant Compliance Certificate is delivered in connection with unaudited quarterly financials.

2 Include only to the extent the relevant Compliance Certificate is delivered in connection with unaudited quarterly financials or audited annual financials.

The foregoing certifications, together with the information set forth in the Schedules hereto [and the financial statements delivered with this Compliance Certificate in support hereof,] are made and delivered as of the date first written above.

ALPHA NATURAL RESOURCES, INC.
By:
Name:
Title: [Chief Financial Officer]

Calculation of Capital Expenditures and Minimum Liquidity3
Capital Expenditures:
[Cumulative Capital Expenditures:
Applicable Period:                __________________
Total Capital Expenditures:4         __________________
Maximum Capital Expenditures Permitted:    __________________
Compliance with Section 6.10(a):             Yes / No]5
[Trailing Six Months Capital Expenditures:
Applicable Period:                __________________
Total Capital Expenditures:6            __________________
Maximum Capital Expenditures Permitted:    __________________
Compliance with Section 6.10(b):             Yes / No]7
Minimum Liquidity:
Applicable Period:                __________________
Calculation of Consolidated Liquidity:
A.    Unrestricted cash
and Permitted Investments:        ____________
B.    Bonding L/C Collateral:            ____________
C.    Term L/C Collateral:            ____________
D.    Collateral Substitution Deposit Amount:    ____________
E.    FMV of Rice Energy, Inc. Shares:    ____________
F.    Add-back for financing fees/OID:    ____________
Total Consolidated Liquidity:        __________________

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3[Formulas included for illustrative/convenience purposes only. Terms and conditions of the DIP Credit Agreement shall govern all calculations.]
4[ Includes both Capital Expenditures made and legally obligated to make.]
5 [For periods ending on or prior to March 31, 2016.]
6[ Includes both Capital Expenditures made and legally obligated to make.]
7 [Commencing with the trailing six month period ending April 30, 2016.]

Required Minimum Liquidity:            __________________
Compliance with Section 6.14:                 Yes / No